UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 31, 2009

Dorman Products, Inc.
(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Comar, Pennsylvania 18915
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (215) 997-1800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On July 31, 2009, Dorman Products, Inc. (the “Company”) issued a press release announcing its operating results for the second quarter ended June 27, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Certain statements in this report constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which the Company has little or no control.  Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect," and similar expressions.  The Company cautions readers that forward-looking statements, including, without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements.  Factors that could cause actual results to differ from forward-looking statements include but are not limited to competition in the automotive aftermarket industry, concentration of the Company's sales and accounts receivable among a small number of customers, the impact of consolidation in the automotive aftermarket industry, foreign currency fluctuations, dependence on senior management and other risks and factors identified from time to time in the reports the Company files with the Securities and Exchange Commission.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.  For additional information concerning factors that could cause actual results to differ materially from the information contained in this report, reference is made to the information in  Part I, "Item 1A, Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2008.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 30, 2009, the Board of Directors of Dorman Products, Inc. (the “Company”) adopted Amended and Restated Bylaws.  A summary of the changes to the Bylaws follows:

1.	Amended Sections 2-9 (Shareholder Proposals) and 2-10 (Nomination of Directors) provide for separate and independent advance notice provisions for shareholder proposals and for director nominations.

2.	Amended Sections 2-9(b) and 2-10(a)(ii) specify in detail the necessary deadlines for timely submission of shareholder proposals and nominations.

3.	Amended Section 2-9(d) specifies the deadlines for advance notice to be provided in connection with a special meeting of shareholders.

4.
Amended Section 2-10(a)(ii) modifies the requirements for what must be contained in a shareholder’s advance notice of nomination and Section 2-9(c) modifies the necessary information required for a shareholder proposal to be proper.

5.
Amended Section 2-9(f) allows the Board of Directors, any committee thereof, or any authorized officer of the Company to request any shareholder proposing business for consideration at a meeting to provide written verification of the accuracy of any information submitted by the shareholder pursuant to the advance notice provisions.

6.	Amended Section 2-9(i) provides that any proposal must be a proper subject for consideration by shareholders under applicable law.

7.	Amended Section 2-11 authorizes the Board of Directors to set rules and regulations for the conduct of shareholders’ meetings.

8.	Amended Section 3-1(g) provides a definition for the term “cause” for purposes of Section 3-1(d) of the Bylaws.

9.
Amended Sections 2-3, 2-7(e), 3-1(b), 3-1(c), and 3-1(g) require an affirmative vote of two-thirds of the shareholders to further amend, repeal or alter each of those sections, or adopt any other Bylaws inconsistent with each of those sections.

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws dated July 30, 2009
99.1	Press Release dated July 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: July 31, 2009	By:	/s/ Mathias J. Barton
	Name:	Mathias J. Barton
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Bylaws dated July 30, 2009
99.1	Press Release dated July 31, 2009